SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 30, 2019 (April 24, 2019)
Date of Report
(Date of Earliest Event Reported)

Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10312 (Commission File Number)	58-1134883 (IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)

(706) 649-2311
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company’s 2019 Annual Meeting of Shareholders was held on April 24, 2019. Following is a summary of the proposals that were submitted to the shareholders for approval and a tabulation of the votes with respect to each proposal.

Proposal 1

The proposal was to elect as directors the 11 nominees named in the proxy statement for the Company’s 2019 Annual Meeting of Shareholders.

Nominee	Votes For	Vote Against	Abstentions
Tim E. Bentsen	193,798,238	626,189	152,386
F. Dixon Brooke, Jr.	193,835,753	590,594	150,466
Stephen T. Butler	177,900,296	16,529,843	146,674
Elizabeth W. Camp	190,888,880	3,544,712	143,221
Diana M. Murphy	192,845,595	1,586,660	144,558
Harris Pastides	192,850,583	1,578,142	148,088
Joseph J. Prochaska, Jr.	193,876,628	545,864	154,321
John L. Stallworth	193,871,567	552,512	152,734
Kessel D. Stelling, Jr.	190,825,659	2,705,663	1,045,491
Barry L. Storey	192,837,518	1,591,437	147,858
Teresa White	193,833,088	596,125	147,600

There were 21,924,203 broker non-votes for each director on this proposal.

Proposal 2

The proposal was an advisory vote on the compensation of the Company’s named executive officers as determined by the Compensation Committee.

Votes For	Votes Against	Abstentions	Broker Non-Votes
190,602,515	3,443,395	530,903	21,924,203

Proposal 3

The proposal was to ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ended December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
211,573,530	4,699,980	227,506	0

Item 8.01    Other Events.
On April 29, 2019, the Company’s Shareholder Rights Plan (the “Rights Plan”) and the preferred stock purchase rights issued pursuant to the Rights Plan expired pursuant to their terms.  In connection with the expiration of the Rights Plan, the Company will also take routine, voluntary actions to delist the preferred stock purchase rights from the New York Stock Exchange. These actions are administrative in nature and will have no effect on the Company’s common stock, which continues to be listed on the New York Stock Exchange.

 Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP.

Date: April 30, 2019	By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President, General Counsel
and Secretary